SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 15, 2016
                           Date of Report
                   (Date of Earliest Event Reported)

                UNIVERSAL HOLDINGS AND CONSULTING, INC.
           (Exact Name of Registrant as Specified in its Charter)

                 HUNTING RIDGE ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

 Delaware                       000-55485                47-4223400
(State or other         (Commission File Number)         (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

                    514 Americas Way, Suite 6337
                   Box Elder, South Dakota 57719
          (Address of principal executive offices) (zip code)

                          312-778-1526
     (Registrant's telephone number, including area code)

                       215 Apolena Avenue
                Newport Beach, California 92662
       (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 16, 2016, Universal Ridge Acquisition Corporation (formerly Hunting Ridge Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to
Section 4(2) of the Securities Act of 1933 at par representing 94% of the total outstanding 5,500,000 shares of common stock as follows:

                             5,000,000 Gary O'Neill

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

    On February 15, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

    The Registrant intends to develop its business plan as opportunities arise with the possibility of effecting a business combination with an operating company in the future.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On February 15, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Gary O'Neill was named director of the Registrant.

         Gary O'Neill was appointed President, Secretary and Treasurer of the Registrant.

    Gary O'Neill serves as the sole director and officer of the Registrant. Since 2010 to the present, Mr. O'Neill has served as a consultant to Elite Runway Modeling, and Action Auto Clinic. During that same period, he has worked in a joint venture Action Cab Company and Mega World, Inc., both located in the Phillippines. He is actively working with Land MassVentures, Scottsdale, Arizona, which company built the Mall of America in Minneapolis. From 1980-1982, Mr. O'Neill served as a Commodities Broker at the Mercantile Exchange and Chicago Board of Trade and a Stock Options Trader in 1982 with the Chicago Board of Trade. From 1982-1988, Mr. O'Neill as a Floor Broker and Manager of Trading Floor Operations for Chase Manhattan Bank on the Chicago Stock Exchange. From 1989-2006, Mr. O'Neill entered and worked in the real estate business at Century 21 and as owner of Century
Management Services. Mr. O'Neill received a B.S. degree in accounting/ finance/communication from Arizona State University in 1974 and received an M.B.A. degree in 1977 from University of Colorado, Boulder. Mr.
O'Neill is the founder of Home Help Charity, a not-for-profit organization.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             UNIVERSAL HOLDINGS AND CONSULTING, INC.


Date: February 16, 2016
                             /s/ Gary O'Neill
                             Chief Executive Officer